                                                                   EXHIBIT 10.10

                          THIS LEASE made the 8th day of April, in the year
                    1965, between JAMES D. KNIGHT, widower, and LILLIAN K. INK and IRA M. INK, her husband, parties of the first part and Lessors, and CHERRY RIVER COAL AND COKE COMPANY, a corporation, party of the second part and Lessee.

Leased                    WITNESSETH: That the Lessors lease and let unto the
Premises Lessee all the mineable, merchantable coal, in all those certain lands located in Glade District, Webster County, West Virginia, containing 1305 acres, more or less, more particularly bounded and described in a document marked "Exhibit A" attached hereto and made part hereof.

Exceptions                This lease is made subject to the exceptions and
                    reservations in the Lessors' documents of title and to all existing rights of way on the land, and the Lessors reserve the right to use the land in any way which does not interfere with operations hereunder.

Warranty                  Subject to such exceptions and reservations, the
                    Lessors warrant their title generally and that they have the lawful right to make this lease and that there are no other leases upon or rights against the coal or rights therewith inconsistent with this lease.

Term                      The term of this lease shall be five (5) years from
                    and after the date hereof and shall thereafter be automatically extended and renewed for additional periods of five years each until the exhaustion of the mineable, merchantable coal, unless the Lessee gives the Lessors a three month's written notice of termination before the end of any five year period. Exhaustion of the mineable, merchantable coal shall terminate this lease.

Mining                    The Lessee shall have the right to enter in, upon and
Rights under the land, explore for, mine, remove and process all the coal by deep, strip and augar mining, without liability for damage to the surface or anything therein or thereon; to drain, ventilate, furnish power and communication and transportation facilities for all operations; to make excavations and erect structures; to use stone, gravel, sand, water, timber under 14 inches in diameter two feet from the ground; to dump waste from this and other land without liability for dust, smoke or otherwise; to conduct its operations without regard to statutory pillars; all to the extent that the Lessors have and can transfer such rights.

Transport-ation           The Lessee shall have the right to
                    transport coal, machinery, equipment, supplies, power and employees and provide ventilation, drainage and communication to and from other lands, through, over and under the above lands, insofar as the Lessors have and can transfer same, and the same to continue during the life of this lease and thereafter without payment of minimums so long as the Lessee, its successors and assigns shall have such other coal under ownership or lease.

Royalty                   The Lessee promises to pay unto the Lessors a royalty
                    of 12 cents per net ton of 2000 pounds of coal mined, removed and marketed from the premises, and same to be paid on or before the 25th day of each month for coal mined, removed and marketed during the preceding calendar month, and weights to be determined by railroad weights when separately obtainable, but if this coal be commingled with coal from other lands before separate railroad weights are obtainable then weights shall be determined by scales or by measurement or other engineering methods.

REPORTS                   With each monthly settlement of royalty, the
                    Lessee shall make report of the tonnage covered by the payment.

Minimum Royalty           The Lessee agrees to pay an annual minimum royalty of
                    $3,000.00, beginning with the calendar year 1966, the same to be settled on or before January 25 of each year covering the next preceding calendar year. Per-ton royalty for the year shall be credited against the minimum. Any minimum royalty paid in excess of the per-ton royalty for any year may be recaptured by mining in excess of the minimum in any subsequent year during the life of this lease and then taking credit therefor.

Taxes                     The Lessee shall pay all taxes, levies and assessments
                    which may be assessed against the leasehold estate and all the Lessee's property and improvements thereon, and the Lessors shall pay all taxes on the land and the coal in place.

 Mining                   The Lessee agrees to mine and remove the coal in a
                    good and workmanlike manner according to modern, approved methods and to comply with all federal and state laws, rules and regulations applicable thereto.

Engineer                  The Lessee agrees to employ a competent engineer to
                    make surveys and maps
                    required by law.

Maps                      The Lessee agrees to furnish the Lessors a copy
                    of all maps required by state law and at the times required by such law.

Records                   The Lessee shall keep accurate records of the coal
                    mined and removed.

Inspection                The Lessors shall have the right at reasonable
                    intervals during business hours to enter the premises, workings and operations for any lawful purpose of inspection, and the right at such times to inspect the Lessee's records and maps relating to the property.

Removal of                Upon termination of this lease, the Lessee shall have
Property six months within which to remove all its property, whether affixed or not, from the premises.

Assignment                The Lessee may assign or sublet this lease
                    without consent, but shall remain fully liable for performance hereunder.

Liens                     Money payable by the Lessee hereunder shall be
                    treated as rents reserved upon contract, and the Lessors shall have a lien upon the Lessee's property on the premises to secure same and shall have the benefit of all remedies provided by law for the collection of same.

Forfeiture                In case of any material breach by the Lessee of any
                    promise or agreement herein contained to be kept and performed by it and in case of its failure to correct the same after a thirty-day written notice so to do, the Lessors shall have the right to terminate this lease by written notice of such election.

Agent                     It is expressly understood and agreed by and
                    between the parties hereto that James D. Knight, 71
                    West Franklin Street, Nelsonville, Ohio, and Ira M. Ink, 2045 Bayside Parkway, Fort Myers, Florida, are designated as co-agents of the Lessors herein, to receive from the Lessee herein any and all payments on rents, royalty, one-half of said such payments to be delivered to each agent, and to receive all notices as provided for in this lease which shall be directed to the said James D. Knight and Ira M. Ink, and each of them, which notices shall constitute compliance with conditions appertaining thereto. The Lessors may change their agent by notice in writing providing that not more than two be so authorized at all times.

Notices                   Notices hereunder may be given by Certified U. S. Mail
                    to the Lessors through their agent above, and to the Lessee at 530 Fifth Avenue, New York City.

Successors                This lease shall be binding upon and inure to the
and Assigns         benefit of the successors and assigns of the parties.

                    Witness the following signatures and seals.

                                                    /s/ James D. Knight   (SEAL)
                                                    --------------------
                                                        James D. Knight

                                                    /s/ Lillian K. Ink    (SEAL)
                                                    --------------------
                                                        Lillian K. Ink

                                                    /s/ Ira M. Ink        (SEAL)
                                                    --------------------
                                                        Ira M. Ink

ATTEST:                                           CHERRY RIVER COAL AND COKE CO.

                                                  By  /s/ Robert S. Nace
                                                  ------------------------------
/s/ A.J. Blackburn                                        Vice President
------------------
Secretary

State of Ohio,

County of Athens, to-wit:

            I, James F. Shumaker, a Notary Public in and for said state, do certify that James D. Knight, widower, whose name is signed to the writing above, bearing date on the 8th day of April, 1965, has this day acknowledged the same before me in my said county.

            Given under my hand and notarial seal this the 8th day of April, 1965.

SEAL OF
NOTARY
                                                        /s/ James F. Shumaker
                                                        ------------------------
                                                        Notary Public
                                                        State of Ohio
                                My commission expires   Lifetime Commission

State of Florida,

County of Lee, to-wit:

            I, Margery F. Welch, a Notary Public in and for said county and state, do certify that Lillian K. Ink and Ira M. Ink, her husband, whose names are signed to the writing above, bearing date on the 6th day of April, 1965, have this day acknowledged the same before me in my said county.

            Given under my hand and notarial seal this the 6th day of April, 1965.

SEAL OF                                 /s/ Margery F. Welch
NOTARY                                   -------------------
                                            Notary Public

               My commission expires May 28, 1965

STATE OF NEW YORK
COUNTY OF NEW YORK, to-wit

            I, Edwin J. Morgan, a Notary Public in and for said County, do certify that Robert S. Nace, who signed the within writing bearing date on the 8th day of April, 1965, for Cherry River Coal and Coke Co., has this day, before me, acknowledged the same to be the act and deed of said Corporation.

            Given under my hand this the 23rd day of April, 1965.

                                              /s/ Edwin J. Morgan
                                              --------------------
                                                 Notary Public

My Commission Expires:
March 30th, 1966

                           PARTIAL ASSIGNMENT OF LEASE

            THIS PARTIAL ASSIGNMENT, made and entered into as of the 20th day of September, 1984, by and between CHERRY RIVER COAL AND COKE CO., a West Virginia corporation ("Assignor") and TWIN RIVER COAL COMPANY, a California corporation,
P. O. Box 12190, Lexington, Kentucky 40581-2190 ("Assignee");

                                   WITNESSETH:

            That for and in consideration of Ten Dollars ($10.00), cash in hand paid, the assumption by Assignee of obligations as hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns, transfers and conveys unto Assignee, its successors and assigns, all of its estate, interest, rights and privileges under that certain lease dated April 8, 1965, by and between James D. Knight, et al. as lessors and Assignor as lessee (such lease, as amended, hereinafter referred to as the "Lease"), to mine and remove all of the coal which is within the area described in Exhibit A, attached hereto and made a part hereof (the "Assigned Premises". Assignee shall have, and is hereby granted, all of the rights and privileges of Assignor under the Lease to the Assigned Premises to the same extent and as if Assignee were the original lessee therein.

            In consideration of the foregoing assignment, Assignee hereby accepts said assignment, assumes and agrees to perform all of the covenants, duties and obligations of the lessee under the Lease as to the Assigned Premises to the same extent and as if it were the original lessee thereunder. In addition to the foregoing Assignee agrees to pay all minimum royalties and taxes applicable to the unassigned premises. Assignor is hereby absolved of all further obligation and liability under the Lease as to the Assigned Premises arising after the date of this Partial Assignment.

            Assignor hereby warrants specially its leasehold title to the Assigned Premises covered by the Lease. This Partial Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

            IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers as of the date first above written.

                                        CHERRY RIVER COAL AND COKE CO.
ATTEST:

                                        By  /s/ T M. Kelsay
                                        ----------------------------------------

/s/  Robert P. Reineke                  Its  VICE PRESIDENT
--------------------------------
Secretary

                                        TWIN RIVER COAL COMPANY
ATTEST:

                                        By  /s/ C. N. Gilmore
                                            ------------------------------------

/s/  Dirk G. Cook                       Its  PRESIDENT
--------------------------------
Assistant Secretary

STATE OF KENTUCKY

COUNTY OF FAYETTE

            The foregoing Assignment was acknowledged before me this 20th day of Sept., 1984, by D. G. Kelsay as Vice President of Cherry River Coal and Coke Co., a West Virginia corporation, on behalf of the corporation.

            My commission expires:      Jan. 31, 1985

                                        /s/  Patricia W. Riker     [Notary Seal]
                                        ------------------------
                                        Notary Public

STATE OF KENTUCKY

COUNTY OF FAYETTE

            The foregoing Assignment was acknowledged before me this 20th day of Sept., 1984, by C. N. Gilmore as President of Twin River Coal Company, a California corporation, on behalf of the corporation.

            My commission expires:      Jan. 31, 1985

This instrument was
prepared by:                            /s/  Patricia W. Riker     [Notary Seal]
                                        ------------------------

/s/ Robert P. Reineke
-----------------------
Robert P. Reineke
Attorney at Law
2355 Harrodsburg Road
Lexington, Kentucky

                                    EXHIBIT A

            A certain tract of land situate on the waters of Beaver Creek, Glade District, Webster County, West Virginia, and more particularly described as follows:

      BEGINNING at an 8" iron pin filled with concrete to take the place of a poplar called for in the original survey, with two black gums, beech and white oak marked as pointers in the Wethered line; running thence with the Wethered line N 5-1/2 E 611-1/2 poles to an 8" iron pipe filled with concrete to take the place of a chestnut oak, original corner of said survey in the division line of Hutchinson and Hanna and running with the same; thence N 76-1/2 W 564 poles to an 8" iron pipe to take the place of a stone pile; thence S 8 W 301 poles to an 8" iron pipe filled with concrete to take the place of a poplar and maple called for in the original calls; thence S 84-1/2 E 263 poles to an 8" iron pipe to take the place of a white oak; thence S 33 E 498-1/2 poles to the beginning, containing 1,305 acres, more or less, excepting therefrom a certain tract of land more particularly bounded and described as follows:

      Beginning at an 8" iron pipe, said iron pipe being a corner to the land now or formerly owned by H. R. Deitz, a point in the line of the land now or formerly owned by Tioga Lumber Company, and being the northwest corner of the parent 1,305 acre tract; thence, leaving the land of said Tioga Lumber Company, with the land of said Deitz, as follows:

      South 76 degrees 30' East, approximately 1,460 feet to a point in the center of O'Brien Fork; thence, leaving the land of said Deitz, severing the said 1,305 acre tract, as follows:

      Downstream with the meanders of said O'Brien Fork to its confluence with Beaver Creak; thence,

      Downstream with the meanders of said Beaver Creak to where said Beaver Creek intersects the western property line of the said 1,305 acre parent tract, said point being in the line of the land of said Tioga Lumber Company; thence, leaving said Beaver Creek, with the land of said Tioga Lumber Company, as follows:

      North 8 degrees 00' East approximately 1,820 feet to the place of beginning, containing 40.00 acres more or less, leaving in the parent tract 1,265.00 acres more or less.

      STATE OF WEST VIRGINIA, Webster County

      Commission Clerk's Office August 7, 1985

      The foregoing Partial Assignment together with the certificate of its acknowledgement, was this day presented in said office and admitted to record.

            Teste: /s/ Nancy C. Gilespie Clerk
                   ---------------------------

                   GENERAL CONVEYANCE, ASSIGNMENT AND TRANSFER

KNOW ALL MEN BY THESE PRESENTS that:

            WHEREAS, Twin River Coal Company, a California corporation (hereinafter called "Twin River"), and Island Creek Coal Company, a Delaware corporation (hereinafter called "Island Creek"), entered into an Agreement of Merger, dated December 6th, 1988, providing for the merger of Twin River into Island Creek, the surviving corporation, which said Agreement of Merger has been adopted by the boards of directors of the constituent corporations and has been executed by the proper officers of said corporations and is in the process of being filed and recorded, all as provided by the corporation laws of California and Delaware; and

            WHEREAS, upon said merger becoming effective, Island Creek, pursuant to the said corporation laws, will possess all of the rights, privileges, powers and franchises, public and private, of Twin River and all business and property, real, personal and mixed, belonging to Twin River shall be vested in Island Creek; and to carry out and effectuate said merger it is desired to further evidence the passage of title of the properties of Twin River to and into Island Creek;

            NOW, THEREFORE, Twin River, in consideration of the premises, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver unto Island Creek, all and singular the properties, assets and rights of Twin River wheresoever situated including, but not limited to, those situated in the Counties of Christian, Henderson, Hopkins, McLean, Muhlenberg, Union and Webster, State of Kentucky, and in the Counties Braxton, Logan, Mingo, Nicholas, Upshur, Webster and Wyoming, State of West Virginia, and rights and interests in coal, oil, gas and other mineral leases, all coal, oil, gas and other minerals, all mineral rights and interests and all royalty interests, all rights of way, easements, permits and licenses; together with all rights of Twin River to the name "Twin River Coal Company"; and also all properties, assets and rights of Twin River of every kind, character and description, real, personal or mixed, situated in the United States of America or elsewhere, owned by Twin River or to which it may be entitled.

            TO HAVE AND TO HOLD all and singular the properties, assets and rights hereby transferred, assigned and conveyed or intended to be transferred, assigned and conveyed unto Island Creek, its successors and assigns forever. This general conveyance, assignment and transfer is made with full substitution and subrogation of Island Creek in and to all covenants and warranties by others hereunder given or made in respect of said properties, assets and rights, or any part thereof.

            This instrument shall be effective for all purposes as of the effective date of said merger.

            This conveyance, assignment and transfer may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall constitute but one and the same general conveyance, assignment and transfer.

            IN WITNESS WHEREOF, Twin River Coal Company, grantors herein, has caused this instrument to be duly executed on the 8th day of December, 1988.

                                        TWIN RIVER COAL COMPANY

                                        BY /s/ S. O. Ogden
                                           -----------------------------
                                            President

ATTEST:

/s/ Robert P. Reineke
-----------------------
Secretary

STATE OF KENTUCKY

COUNTY OF FAYETTE

            The foregoing General Conveyance, Assignment and Transfer was acknowledged before me this 8th day of December, 1988, by S. O. OGDEN, as President of Twin River Coal Company, a California corporation, on behalf of the corporation.

            My Commission Expires: Aug. 27, 1989

[Notary Seal]                           /s/ Cathy H. Judy
                                        --------------------------------
                                        Notary Public, State-At-Large

                          DECLARATION OF CONSIDERATION

            I hereby declare that the document to which this Declaration is appended is a conveyance of real property made pursuant to a merger of corporations and is therefore exempt from the West Virginia Excise Tax on Privilege of Transferring Real Property pursuant to Chapter 11, Article 22,
Section 1 of the West Virginia Code.

            Given under my hand this 8th day of December, 1988.

                                        ISLAND CREEK COAL COMPANY

                                        BY: /s/ Robert P. Reineke
                                            --------------------------------
                                               Secretary

This Instrument Prepared By:

/s/ Robert P. Reineke
----------------------------
Robert P. Reineke
250 West Main Street
Lexington, Kentucky  40507

STATE OF WEST VIRGINIA

Nicholas County Commission Office 1-25-1991 This merger was this day presented to said office and thereupon together with the certificate thereto annexed is admitted to record.

            Teste /s/ John Greer Clerk

STATE OF WEST VIRGINIA, Webster County

Commission Clerk's Office January 11, 1991
            General Conveyance,

The foregoing Assignment & Transfer together with the certificate of its acknowledgment, was this day presented in said office and admitted to record.

            Teste: /s/ Nancy C. Gillespie Clerk

Office of the Clerk of the County Court 1-18-89 Mingo County, West Virginia 9:19 A.M.

            The foregoing writing together with the certificate of acknowledgement thereof, thereto annexed, was this day admitted to record in and since.

Recording Fee: 4.00 Clerk: /s/ Tommy D. Diamond

                                   ASSIGNMENT

            THIS ASSIGNMENT, made and entered into this the 18 day of December, 1990, by and between ISLAND CREEK COAL COMPANY, a Delaware corporation, 250 West Main Street, P. O. Box 11430, Lexington, Kentucky 40575-1430, hereinafter referred to as "Assignor", and LAUREL RUN MINING COMPANY, a Virginia corporation, 250 West Main Street, P. O. Box 11430, Lexington, Kentucky 40575-1430, hereinafter referred to as "Assignee";

                                   WITNESSETH:

            WHEREAS, Assignor is, through mense conveyances and mergers, the owner of certain rights under and pursuant to that certain Lease dated April 8, 1965, between JAMES D. KNIGHT, et al. ("Lessors"), and CHERRY RIVER COAL AND COKE CO. ("Lessee") appearing of record in Lease Book 21, Page 31, in the Office of the Clerk of the County Commission of Webster, West Virginia, as subsequently amended, modified, supplemented and assigned (collectively, the "Agreements"); and

            WHEREAS, Assignor desires to now transfer, assign and convey to Assignee all of Assignor's right, title and interest in and to said Agreements and Assignee desires to acquire and accept same and to assume the rights and obligations of Assignor thereunder.

            NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00), cash in hand paid, and the performance and observance of the terms and conditions set forth in the Agreements and contained herein, and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Assignor has bargained and sold and does hereby transfer, assign, set over and convey to Assignee, its successors and assigns, subject to the terms and conditions of the Agreements assigned hereby, all of its right, title and interest in and to the Agreements.

            TO HAVE AND TO HOLD said Agreements and all rights and obligations of Assignor incident thereto or accruing thereunder, subject only to the terms and conditions of the Agreements, together with all rights and privileges appurtenant thereto, unto Assignee, its successors and assigns forever, with covenant of Special Warranty of title.

            Assignor does covenant to and with Assignee that it has fulfilled its obligations due on or before the date hereof under each of the Agreements and that each of said Agreements is valid, binding and enforceable in accordance with its terms, except as may be limited by bankruptcy, reorganization or similar laws affecting the rights of creditors generally.

            Assignee accepts the assignment made herein and assumes the Agreements; and does hereby covenant to and with Assignor, its successors and assigns, that it will perform and comply with the terms and conditions of the Agreements as if it had been the contracting party originally named therein, and that it will indemnify and save harmless Assignor from and against any and all liabilities, obligations, damages, claims, costs, expenses and disbursements (including without limitation attorney's fees and expenses) arising out of or in connection with the Agreements from and after the date hereof which may be imposed upon, incurred by or asserted against Assignor.

            IN WITNESS WHEREOF, the parties have executed this Assignment on this the day and year first above written.

                                        ISLAND CREEK COAL COMPANY

                                        By:  /s/ Richard C. Harris
                                             -----------------------------------

                                        Its: President

                                        LAUREL RUN MINING COMPANY

                                        By:  /s/ Richard C. Harris
                                             -----------------------------------

                                        Its: President

STATE OF KENTUCKY
COUNTY OF FAYETTE

            The foregoing instrument was acknowledged before me on this 18 day of December, 1990, by Richard C. Harris as President of ISLAND CREEK COAL COMPANY, a Delaware corporation, for and on behalf of said corporation.

My Commission Expires:

May 16, 1991                                  /s/ Freeland Davis
                                              ---------------------------
                                              Notary Public

[Notary Seal]

STATE OF KENTUCKY
COUNTY OF FAYETTE

            The foregoing instrument was acknowledged before me on this 18 day of December, 1990, by Richard C. Harris as President of LAUREL RUN MINING COMPANY, a Virginia corporation, for and on behalf of said corporation.

My Commission Expires:

May 16, 1991                                  /s/ Freeland Davis
                                              ---------------------------
                                              Notary Public

[Notary Seal]

This Instrument Prepared By:
     JACKSON & KELLY
     Attorneys at Law
     175 E. Main Street, Suite 500
     Lexington, KY 40595-2150

/s/ A. Rodes Brow
----------------------------

            STATE OF WEST VIRGINIA, Webster County

            Commission Clerk's Office January 11, 1991

            The foregoing Assignment together with the certificate of its acknowledgment, was this day presented in said office and admitted to record.

                     Teste: /s/ Nancy C. Gillespie Clerk
                            -----------------------------

                                                     October 25, 1995

Gauley Eagle Holdings, Inc.
300 East Main St., Suite 400
Lexington, KY 40507

Consent to Assignment of Lease to Black Eagle Holdings, Inc. and Partial Assignment to Eastern Kentucky Energy Corporation

Gentlemen:

Reference is made to that certain coal lease dated April 8, 1965 originally by and between James D. Knight, Lillian K. Ink and Ira Ink, husband and wife, as lessors and Cherry River Coal and Coke Company as lessee as amended and supplemented (hereinafter the "Lease"). By various assignments and successions, James G. Knight and Clara Belle Knight, husband and wife, Shirley K. Gunyou and Lyman J. Gunyou, husband and wife and Stanley K. Ink, became the lessors (the "Lessors") and Laurel Run Mining Company ("Laurel Run") became the lessee.

Pursuant to Section 5 of that Amendment and Supplement to Lease dated March 10, 1995, the Lessors agreed that the Lease could be assigned by Laurel Run to Gauley Eagle Holdings, Inc. ("Gauley Eagle"), and further, Gauley Eagle could assign the Lease to a third party as part of the sale of its coal holdings in the area.

As contemplated in the above-noted Amendment, the Lease has now been assigned to Gauley Eagle, and Gauley Eagle will be transferring certain coal properties in the area so that mining may begin in the near future on the Lease. In order to facilitate this transfer, Gauley Eagle has been requested to obtain the written consent of the Lessors to the following Assignments of the Lease:

1. That Assignment of the Lease from Laurel Run Mining Company to Black Eagle Holdings, Inc. dated October 9, 1995 and the subsequent Assignment from Black Eagle Holdings, Inc. to Gauley Eagle Holdings, Inc. dated October 19, 1995.

2. A Partial Assignment of the Lease to be made by Gauley Eagle to East Kentucky Energy Corporation, a Kentucky corporation located at 50 Jerome Lane, Fairview Heights, Illinois 62208, whereby the northeast corner of the leased premises (located east and north of the Oldhe Fork drainage) under the Lease, consisting of approximately 94 acres, will be assigned to Eastern Kentucky Energy Corporation.

The Lessors hereby consent to the above described Assignments. The Lessors are granting their consent on the understanding that the respective Assignees under the above Assignments will assume and perform all of the lessee's obligations under the Lease. Further, Gauley Eagle shall, upon execution of the Partial Assignment, deliver copies of all Assignments to the Lessors.

                                        Sincerely,

                                              /s/ James G. Knight
                                              ----------------------------------
                                              James G. Knight

                                              /s/ Clara Belle Knight
                                              ----------------------------------
                                              Clara Belle Knight

                                              /s/ Shirley K. Gunyou
                                              ----------------------------------
                                              Shirley K. Gunyou

                                              /s/ Lyman J. Gunyou
                                              ----------------------------------
                                              Lyman J. Gunyou

                                              /s/ Stanley K. Ink
                                              ----------------------------------
                                              Stanley K. Ink

                     PARTIAL ASSIGNMENT OF KNIGHT-INK LEASE

      THIS PARTIAL ASSIGNMENT OF KNIGHT-INK LEASE, made and entered into this 30th day of October, 1995, by and between GAULEY EAGLE HOLDINGS, INC., a Delaware corporation, HC 59, Box 48K, Craigsville, West Virginia 26205 ("Gauley Eagle"), and EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, 50 Jerome Lane, Fairview Heights, Illinois 62208 ("EKE");

                                   WITNESSETH:

      WHEREAS, Gauley Eagle is, by assignment, the owner of the entire leasehold estate under and pursuant to that certain Lease, as previously assigned, amended and supplemented, between James D. Knight and Lillian K. Ink and Ira M. Ink, her husband, as Lessors, and Cherry River Coal and Coke Company, as Lessee, dated April 8, 1965, and recorded January 29, 1988, in Lease Book 21, page 31, in the Office of the Clerk of the County Commission of Webster County, West Virginia (the "Lease"), and also recorded January 29, 1988, in Lease Book 21, page 42, in the Office of the Clerk of the County Commission of Webster County, West Virginia, which Lease includes, among other properties, a certain parcel or tract of property, containing 94 acres, more or less, located in Glade District, Webster County, West Virginia, as more particularly described on the attached Exhibit "A" (the "Property"); and

      WHEREAS, Gauley Eagle desires to transfer, assign and convey to EKE all of Gauley Eagle's right, title and interest in and to the Lease only insofar as the Lease covers the Property, and EKE desires to acquire and accept the same and to assume the rights and obligations of Gauley Eagle thereunder to the extent herein set forth.

      NOW, THEREFORE, that for and in consideration of the sum of Ten Dollars ($10.00), in hand paid, and the performance and observance of the terms and conditions set forth in the Lease, insofar, and only insofar, as the Lease covers the Property, and this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. PARTIAL ASSIGNMENT OF LEASE. Subject to the terms and conditions of the Lease, Gauley Eagle does hereby transfer, assign, set over and convey to EKE, its successors and assigns, all of Gauley Eagle's right, title and interest in and to the Lease insofar, and only insofar, as the Lease covers the Property, and EKE accepts from Gauley Eagle all of Gauley

Eagle's right, title and interest in and to the Lease, and agrees to perform and comply with the terms and conditions of the Lease as lessee, insofar, and only insofar, as the Lease covers the Property. This Partial Assignment of Lease is made by Gauley Eagle without any covenant, representation or warranty whatsoever, whether expressed or implied.

      2. PAYMENT OF ROYALTIES; TAXES AND ASSESSMENTS. All advance, minimum, production (to the extent of mining conducted by EKE) and other royalties coming due under the Lease pertaining to the Property from and after the date hereof shall be paid directly by EKE to the Lessors, their successors or assigns. That portion of advance or minimum royalties paid prior to the date hereof for any period from and after the date hereof and attributable to the Property shall be allocated and paid to Gauley Eagle by EKE. All taxes, charges, fees, minimum or advance royalties and assessments required by the Lease to be paid by the lessee which are accrued or incurred prior to the date hereof shall be prorated between the parties hereto as of the date of this Assignment on a calendar year basis and allocated between the parties on the basis of their respective acreages covered under the Lease. Specifically, the parties agree that the minimum royalty and taxes shall be allocated as follows: seven percent (7%) to EKE and ninety-three percent (93%) to Gauley Eagle.

      3. NOTICE OF DEFAULT OR OTHER CLAIM. Upon receipt by either party to this Assignment ("recipient") of any notice of default, demand, claim or other notice with respect to the Lease (regardless of whether such notice relates to the Property), any activities under the Lease (regardless of whether such notice relates to the Property) or in, on or under the Property (including, but not limited to, any claim with respect to any environmental liabilities) ("initial notice"), from any person or entity, whether private, commercial or governmental, the recipient shall immediately notify and inform the other party hereto of such initial notice by giving to the other party a written copy of such initial notice, in the manner specified in Section 9 of this Assignment.

      4. JOINT USE OF ROADS, RAILROAD AND POWER LINES. To the extent allowed by the Lease, Gauley Eagle and EKE hereby grant each to the other all reasonable and necessary rights of way to use all the premises covered by the Lease for roads, railroads, power lines and such other uses and rights of ingress and egress that may be required for their respective use of the leased premises and upon adjoining, adjacent or nearby lands, all as provided in the Lease. The parties hereto agree that all maintenance costs associated with any roads commonly used by both parties, their agents, contractors, successors and assigns, shall be borne by each party in proportion to the respective usage of such road by each party.

      5. GOVERNING LAW. This Assignment shall be governed by and be construed and interpreted in accordance with the laws of the State of West Virginia.

      6. BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

      7. MODIFICATION; AMENDMENT. This Assignment shall not be modified or amended in any respect except by a written instrument signed by the parties hereto.

      8. NO WAIVER. No waiver of a breach of any of the covenants of this Assignment shall be construed to be a waiver of any succeeding breach of the same covenant or of any breach of any other covenant hereunder.

      9. NOTICES. Any notice which may be given or is required to be given in connection with and according to the terms of this Assignment shall be given by telefax machine and by registered or certified United States mail, postage prepaid, return receipt requested, and shall be deemed given when placed in the mail or sent as follows:

      For Gauley Eagle:                      Gauley Eagle Holdings, Inc.
                                             c/o Larry Schifano
                                             HC 59, Box 48K
                                             Craigsville, West Virginia 26205
                                             Tel. 304-742-6003
                                             Fax 304-742-6010

                                             with a copy to

                                             T. Randolph Cox, Esq.
                                             Spilman, Thomas & Battle
                                             P. O. Box 273
                                             Charleston, WV  25321
                                             Tel. 304-340-3829
                                             Fax 304-340-3801

      For EKE:                               East Kentucky Energy Corporation
                                             c/o Michael Bauersachs
                                             50 Jerome Lane
                                             Fairview Heights, Illinois  62208
                                             Tel. 618-394-2400
                                             Fax 618-394-2473

Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this Section 9.

      10. CAPTIONS. The captions of this Assignment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

      11. COVENANTS TO MAINTAIN LEASE. EKE agrees to assume and perform in accordance with the terms of the Lease the obligations, covenants and duties of Gauley Eagle under the Lease, insofar as same pertain to the Property, and to be bound by each and every term, covenant, condition and provision of the Lease, insofar as same pertain to the Property, to the same extent as if it had been named the original lessee thereunder. Gauley Eagle agrees to perform and comply with all the obligations of the lessee under the Lease insofar as same pertain to the remainder of the leasehold premises under the Lease excluding the Property so as to maintain in full force and effect all rights and benefits of the lessee under the Lease throughout the term of the Lease. Neither EKE nor Gauley Eagle shall modify, amend, supplement, forfeit, terminate or surrender that portion of the Lease which relates to the other party's interest therein, or in any way diminish any of the lessee's rights thereunder, or in any way release the Lessors of or from any obligations, covenants, conditions and agreements of the Lessors to be done and performed by the Lessors, as they relate to the other parties' interest, without the prior written consent of the other, which shall not be unreasonably withheld, and otherwise subject to the terms and conditions of the Lease. Upon receipt of any initial notice as provided in Section 3 of this Assignment, the party responsible for that portion of the leased premises to which the initial notice applies shall promptly take all necessary action to cure, address, satisfy or otherwise resolve the applicable default, claim, demand or other matters subject of said initial notice. In the event that such responsible party does not promptly cure, address, satisfy or otherwise resolve the said default, claim, demand or other matters subject of said initial notice, the other party to this Assignment shall have all the rights and privileges of the responsible party to cure, address, satisfy or otherwise resolve the said default, claim, demand or other matters subject of the initial notice at the expense of the responsible party.

      12. INDEMNIFICATION. EKE shall indemnify and save harmless, and if requested, defend Gauley Eagle against and from any and all losses, damages, injuries and deaths suffered by anyone whomsoever, occurring on or after the date hereof, and all claims, demands and liabilities therefor, including any claim, demand, loss or damage resulting from any breach by EKE of any covenant of the Lease or the failure of EKE to perform any of the obligations under the Lease, from and after the date hereof arising as a result of or during the use, occupancy or presence of EKE of, in or on the Property, excluding in any case all losses, damages, claims, demands and liabilities arising from or based upon the act of transferring, assigning or conveying the Property hereunder.

      IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                        GAULEY EAGLE HOLDINGS, INC.,
                                        a Delaware corporation

                                        BY:  /s/ Larry Schifano
                                             ----------------------------
                                                                     , President

                                        EAST KENTUCKY ENERGY CORPORATION,
                                        a Kentucky corporation


                                        BY:  /s/ Stephen H. Ernest
                                             ----------------------------
                                                                     , President

STATE OF WEST VIRGINIA     )
                           ) SS:
COUNTY OF KANAWHA          )

      I, Pamela Jane Coffield, a Notary Public in and for said County, do certify that Larry Schifano, the President, who signed the within writing bearing date on the 30th day of October, 1995, for Gauley Eagle Holdings, Inc., a Delaware corporation, on behalf of said corporation, has this day, before me, acknowledged the same to be the act and deed of said corporation.

      Given under my hand this the 30th day of October, 1995.

      My Commission expires:   January 11, 2005

                               /s/ Pamela Jane Coffield
                               ---------------------------
                               NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF WEST VIRGINIA     )
                           ) SS:
COUNTY OF KANAWHA          )

      I, Linda M. Blackshire, a Notary Public in and for said County, do certify that Stephen H. Ernest, the President, who signed the within writing bearing date on the 30th day of October, 1995, for East Kentucky Energy Corporation, a Kentucky corporation, on behalf of said corporation, has this day, before me, acknowledged the same to be the act and deed of said corporation.

      Given under my hand this the 30th day of October, 1995.

      My Commission expires:   February 26, 2005

                               /s/ Linda M. Blackshire
                               ---------------------------
                               NOTARY PUBLIC

[NOTARIAL SEAL]

This Instrument Prepared By:   JACK D. FOWLER
                               Attorney at Law
                               2201 College Drive
                               P. O. Box 626
                               Mt. Carmel, IL  62863
                               (618) 262-7801

                                  EXHIBIT "A"

                             PARTIAL ASSIGNMENT OF
                              KNIGHT/INK LEASEHOLD

                                     [MAP]

                         ASSIGNMENT OF KNIGHT-INK LEASE

      This Assignment of Knight-Ink Lease, made and entered into this 30th day of October, 1995, by and between GAULEY EAGLE HOLDINGS, INC., a Delaware corporation, HC 59, Box 48K, Craigsville, West Virginia 26205 ("Gauley Eagle"), and EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, 50 Jerome Lane, Fairview Heights, Illinois 62208 ("EKE");

                                  WITNESSETH:

      WHEREAS, Gauley Eagle is, by assignment, the owner of the entire leasehold estate under and pursuant to that certain Lease between James D. Knight and Lillian K. Ink and Ira M. Ink, her husband, as Lessors, and Cherry River Coal and Coke Company, as Lessee, dated April 8, 1965, and recorded January 29, 1988, in Lease Book 21, Page 31, in the Office of the Clerk of the County Commission of Webster County, West Virginia, and also recorded January 29, 1988, in Lease Book 21, Page 42, in the Office of the Clerk of the County Commission of Webster County, West Virginia, as subsequently modified, amended and supplemented by various amendments and supplements ("the Lease"); and

      WHEREAS, the Lease covers the following described real property:

            A tract situated on the waters of Beaver Creek, Glade District, Webster County, West Virginia, and more substantially described as follows:

            Beginning at an 8" iron pin filled with concrete to take the place of a poplar called for in the original survey, with two black gums, beech and white oak marked as pointers in the Wethered line; running thence with the Wethered line N 5-1/2 E 611-1/2 and poles to an 8" iron pipe filled with concrete to take the place of a chestnut oak, original corner of said survey in the division line of Hutchinson and Hanna and running with the same; thence N 76-1/2 W 564 poles to an 8" iron pipe to take the place of a stone pile; thence S 8 W 301 poles to an 8" iron pipe filled with concrete to take the place of a poplar and maple called for in the original calls; thence S 84-1/2 E 263 poles to an 8" iron pipe to take the place of a white oak; thence S 33 E 498-1/2 poles to the beginning, containing 1,305 acres, more or less,

(the "Property"); and

      WHEREAS, by Partial Assignment dated October 30, 1995, Gauley Eagle transferred, assigned and conveyed to EKE a portion of Gauley Eagle's right, title and interest in and to the premises covered by the Lease; and

      WHEREAS, Gauley Eagle desires to transfer, assign and convey to EKE all of the remainder of Gauley Eagle's right, title and interest in and to the Lease, and EKE desires to acquire and accept same and to assume the rights and obligations of Gauley Eagle thereunder.

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00), in hand paid, and the performance and observance of the terms and conditions set forth in the Lease and this Assignment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. ASSIGNMENT OF LEASE. Subject to the terms and conditions of the Lease, Gauley Eagle does hereby transfer, assign, set over and convey to EKE, its successors and assigns, all of Gauley Eagle's right, title and interest in and to the Lease, including, but not limited to, the right of recoupment of advance, minimum and other royalties to which Gauley Eagle is entitled under the Lease, and EKE accepts from Gauley Eagle all of Gauley Eagle's right, title and interest in and to the Lease, and agrees to perform and comply with the terms and conditions of the Lease as lessee. This Assignment is made by Gauley Eagle without any covenant, representation or warranty whatsoever, whether express or implied.

      2. PAYMENT OF ROYALTIES. All advance, minimum, production and other royalties coming due under the Lease from and after the date hereof shall be paid directly by EKE to the Lessors, their successors or assigns. That portion of advance or minimum royalties paid prior to the date hereof for any period from and after the date hereof and attributable to the Property shall be allocated and paid to Gauley by EKE. All taxes, charges, fees, minimum or advance royalties and assessments required by the Lease to be paid by the lessee which are accrued or incurred prior to the date hereof shall be prorated between the parties hereto as of the date of this Assignment on a calendar year basis and allocated between the parties on the basis of their respective acreages covered under the Lease. All taxes, charges, fees, minimum or advance royalties and assessments required by the Lease to be paid by the lessee and which accrue or are incurred from and after the date of this Assignment shall be paid by EKE.

      3. NOTICE OF CLAIMS. Upon receipt by either party to this Assignment ("recipient") of any notice of default, demand, claim or other notice with respect to the Lease or any activities under the Lease in, on or under the real property covered by the Lease (including, but not limited to, any claim with respect to any environmental liabilities) ("initial notice"), from any person or entity, whether private, commercial or governmental, the recipient shall immediately notify and inform the other party hereto of such initial notice in the manner specified in Section 5 of this Assignment.

      4. BINDING EFFECT. This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.


      5. NOTICES. Any notice which may be given or is required to be given in connection with and according to the terms of this Assignment shall be given by telefax machine and by registered or certified United States mail, postage prepaid, return receipt requested, and shall be deemed given when placed in the mail or sent as follows:

      For Gauley Eagle:                        Gauley Eagle Holdings, Inc.
                                               c/o Larry Schifano
                                               HC 59, Box 48K
                                               Craigsville, WV 26205
                                               Tel. 304-742-6003
                                               Fax 304-742-6010

                                               with a copy to

                                               T. Randolph Cox, Esq.
                                               Spilman, Thomas & Battle
                                               P. O. Box 273
                                               Charleston, WV  25321
                                               Tel. 304-340-3829
                                               Fax 304-340-3801

                                               East Kentucky Energy Corporation
      For EKE:                                 c/o Michael Bauersachs
                                               50 Jerome Lane
                                               Fairview Heights, Illinois 62208
                                               Tel. 618-394-2400
                                               Fax 618-394-2473

Nothing herein contained shall be construed as prohibiting the parties respectively from changing the place at which notice is to be given, but no such change shall be effective unless and until it shall have been accomplished by written notice given in the manner set forth in this Section 5.

      6. CAPTIONS. The captions of this Assignment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

      7. COVENANTS TO MAINTAIN LEASE. EKE hereby expressly assumes and agrees to perform in accordance and comply with all of the terms of the Lease, and all obligations, covenants and duties of the lessee under the Lease and to be bound by each and every term, covenant, condition and provision of the Lease to the same extent as if it had been named the original lessee thereunder.

      8. INDEMNIFICATION. EKE shall indemnify and save harmless, and if requested, defend Gauley Eagle against and from any and all losses, damages, injuries and deaths suffered by anyone whomsoever, occurring on or after the date hereof, and all claims, demands and liabilities therefor, including any claim, demand, loss or damage resulting from any breach by EKE of any covenant of the Lease or the failure of EKE to perform any of the obligations under the Lease, from and after the date hereof arising as a result of or during the use, occupancy or presence of EKE of, in or on the Property, excluding in any case all losses, damages, claims, demands and liabilities arising from or based upon the act of transferring, assigning or conveying the Property hereunder.

      IN WITNESS WHEREOF, Gauley Eagle and EKE have executed this Assignment as of the date first above written.

                                        GAULEY EAGLE HOLDINGS, INC.,
                                        a Delaware corporation

                                        BY: /s/ Larry Schifano
                                            ----------------------------
                                                                     , President

                                        EAST KENTUCKY ENERGY CORPORATION,
                                        a Kentucky corporation

                                        BY: /s/ Stephen H. Ernest
                                            ----------------------------
                                                                     , President

STATE OF WEST VIRGINIA     )
                           ) SS:
COUNTY OF KANAWHA          )

      I, Pamela Jane Coffield, a Notary Public in and for said County, do certify that Larry Schifano, the President, who signed the within writing bearing date on the 30th day of October, 1995, for Gauley Eagle Holdings, Inc., a Delaware corporation, on behalf of said corporation, has this day, before me, acknowledged the same to be the act and deed of said corporation.

      Given under my hand this the 30th day of October, 1995.

      My Commission expires:    January 11, 2005.

                                /s/ Pamela Jane Coffield
                                -------------------------
                                NOTARY PUBLIC

[NOTARIAL SEAL]

STATE OF WEST VIRGINIA     )
                           ) SS:
COUNTY OF KANAWHA          )

      I, Linda M. Blackshire, a Notary Public in and for said County, do certify that Stephen H. Ernest, the President, who signed the within writing bearing date on the 30th day of October, 1995, for East Kentucky Energy Corporation, a Kentucky corporation, on behalf of said corporation, has this day, before me, acknowledged the same to be the act and deed of said corporation.

      Given under my hand this the 30th day of October 1995.

      My Commission expires:   Feb. 26, 2005.

                               /s/ Linda M. Blackshire
                               -------------------------
                               NOTARY PUBLIC

[NOTARIAL SEAL]

This Instrument Prepared By: JACK D. FOWLER, Attorney at Law, 2201 College Drive, P.O. Box 626, Mt. Carmel, IL 62863 (618) 262-7801

                    STATE OF WEST VIRGINIA, Webster County

                    Commission Clerk's Office October 15, 1996

                    The foregoing Assignment together with the certificate of its acknowledgment, was this day presented in said office and admitted to record.

                           Teste: /s/ Terry J. Payne Clerk
                                  --------------------------

                     ASSIGNMENT OF REAL PROPERTY AGREEMENTS

      This Assignment of Real Property Agreements (this "Agreement"), dated as of Sept. 30, 2004, is among ICG EASTERN LAND, LLC, a Delaware limited liability company, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Buyer"), and EAST KENTUCKY ENERGY CORPORATION (SUCCESSOR-IN-INTEREST TO AND/OR F/K/A AND/OR D/B/A CLIPPER COAL CORPORATION), a Kentucky corporation, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Seller").

                                    RECITALS

A. This Agreement is being entered into to effect the transactions contemplated by the Asset Purchase Agreement, dated May 13, 2004 as amended and restated on June 2, 2004 (as the same may be hereafter amended or supplemented, the "Purchase Agreement"), between the Buyer and Horizon Natural Resources Company ("Parent") and certain of its subsidiaries (collectively, the "Sellers"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B. The Seller is one of the Sellers, and is a party to the real property agreements set forth on Schedule A hereto, which pertain to real property located in Webster County, West Virginia (the "Real Property Agreements").

C. The Seller desires to assign to the Buyer, and the Buyer desires to assume, all of the Seller's right, title and interest in and to the Real Property Agreements, pursuant to the terms of the Purchase Agreement.

D. The assignment of the Real Property Agreements covered hereby has been approved by Order Pursuant to 11 U.S.C. Sections 105(A), 362, 363, 365, 1123 and 1146(C) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014: (A)
      Approving Asset Purchase Agreements, (B) Authorizing Sale of Substantially All Assets Free and Clear of All Liens, Claims, Interests and Other Encumbrances, and (C) Authorizing Assumption and Assignment of Certain Agreements, entered on September 16, 2004, by the United States Bankruptcy Court for the Eastern District of Kentucky, Ashland Division, in the Chapter 11 proceeding styled In Re: Horizon Natural Resources Company, et al. (including Seller) (the "Sale Order," a copy of which is attached hereto and made a part hereof as Exhibit 1), such proceedings being jointly administered under Case No. 02-14261. Pursuant to the Sale Order and Section 1146 of the U.S. Bankruptcy Code, the execution and delivery of this instrument shall not be taxed under any law imposing a transfer tax, stamp tax or similar tax.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Assignment. The Seller hereby grants, assigns, transfers, conveys, delivers and sets over unto the Buyer all of its right, title, interest, duties and obligations in, to and under the Real Property Agreements.

      2. Assumption. The Buyer hereby assumes all of the Seller's right, title, interest, duties and obligations in, to and under the Real Property Agreements and agrees to be bound by all of the terms and conditions of the Real Property Agreements and to pay, perform and discharge when due, all duties and obligations of the Seller under the Real Property Agreements, in each case, however, only to the extent such obligations are Assumed Liabilities.

      3. Conflict. This Agreement is subject to all the terms and conditions of the Purchase Agreement and Sale Order. No provision of this Agreement shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement or the Sale Order. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Agreement and the terms and conditions of the Purchase Agreement and the Sale Order, the terms and conditions of the Purchase Agreement and the Sale Order shall control.

      4. Governing Law. Except to the extent inconsistent with the United States Bankruptcy Code, this Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to or application of its conflict of laws rules. The parties to this Agreement agree that the Bankruptcy Court shall have exclusive jurisdiction, and the parties hereby submit to such jurisdiction, of any dispute arising under or related to this Agreement.

      5. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

      6. Severability. If any provision of this Agreement or its application is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

      7. Entire Agreement. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements.

      8. Headings. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.

      9. No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

      10. Successors and Assigns. The terms of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      11. Further Assurances. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper (without the expenditure of funds) to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.

BUYER:                                  ICG EASTERN LAND, LLC

                                        By: /s/ David Wax
                                            ------------------------------------

                                        Name: David Wax

                                        Title: Vice President

SELLER:                                 EAST KENTUCKY ENERGY
                                        CORPORATION (SUCCESSOR-IN-INTEREST TO
                                        AND/OR F/K/A AND/OR D/B/A CLIPPER COAL
                                        CORPORATION)

                                        By: /s/ Marc Merritt
                                            ------------------------------------

                                        Name: Marc Merritt

                                        Title: Treasurer

STATE OF NEW YORK
COUNTY OF NEW YORK

      The foregoing Assignment of Real Property Agreements was acknowledged before me on September 29, 2004, by David L. Wax, as Vice President of ICG Eastern Land, LLC, a Delaware limited liability company, for and on behalf of company.

                                        /s/ Allison B. Petrone
                                        ----------------------------------------
                                         Notary Public, State at Large
                                         My Commission Expires:

                                        [Notary Stamp & Seal]

STATE OF NEW YORK
COUNTY OF NEW YORK

      The foregoing Assignment of Real Property Agreements was acknowledged before me on September 29, 2004, by Marc Merritt, as Treasurer of East Kentucky Energy Corporation (successor-in-interest to and/or/f/k/a and/or d/b/a Clipper Coal Corporation), a Kentucky corporation, for and on behalf of company.

                                        /s/ Margie Tuan
                                        ----------------------------------------
                                         Notary Public, State at Large
                                         My Commission Expires:
                                        [Notary Stamp & Seal]

THIS INSTRUMENT PREPARED BY:

/s/ Warren J. Hoffman                   CHICAGO TITLE INSURANCE CO.
---------------------------------       171 N. CLARK ST.  MLC:  04SP
Warren J. Hoffman, Esq.                 CHICAGO, IL  60601
Frost Brown Todd LLC                    ATTN:  LILIA RODRIGUEZ
250 West Main Street
Suite 2700
Lexington, Kentucky 40507-1749
(859) 231-0000

                                   SCHEDULE A

      The real property agreements being assigned or otherwise transferred by this instrument are those leases or instruments described in this Schedule A and being recorded at the indicated book/volume and page numbers identified in the charts in this Schedule A.

                                   SCHEDULE A

CONTRACT        CONTRACT                                                                           CONTRACT
    #             TYPE               LESSEE                   LESSOR             CTY      ST        DATE        BOOK     PAGE   DOC
------------------------------------------------------------------------------------------------------------------------------------
  WV-B-4       Surface Lease    East Kentucky          Boggs, Estle D.         Webster    WV      07/03/1978     055     282   17950
                                Energy Corp. (434)     And/Or Margaret
                                                       (Base Lessors)

  WV-B-2        Coal Lease      East Kentucky          Boggs, Evelyn Et        Webster    WV      09/22/1977     12       64
                                Energy Corp. (434)     Al (Base Lessors)

  WV-S-1         Fee Lease      East Kentucky          Boyd Selman, Et Al      Webster    WV      10/19/1978    12,12,   430,
                                Energy Corp. (434)                                                                18     445,
                                                                                                                         387

  WVL711         Sublease       East Kentucky          Brooks Run Mining       Webster    WV      03/14/2001     24      619
                                Energy Corp. (434)     Company, Llc
                                                       (Lessor/Sublessor)

  WV-R-2        Coal Lease      East Kentucky          Cobb, Lavonne Et Al     Webster    WV      07/13/1976    12,12,   414,
                                Energy Corp. (434)     (Base Lessors)                                             42     416,
                                                                                                                         422

WV00003001      Coal Lease      East Kentucky          Knight-ink Heirs        Webster    WV      04/08/1965      21      31
                                Energy Corp. (434)

  WV-M-1        Fee Lease       East Kentucky          M-B, Llc (Base Lessor)  Webster    WV      10/14/1977    13,50,   283,
                                Energy Corp. (434)                                                               380     223,
                                                                                                                         727

  WV-R-1        Coal Lease      East Kentucky          Roberts, Charles A. Et  Webster    WV      04/25/1978     13      306
                                Energy Corp. (434)     Al (Base Lessors)

RW02250001   Easement/Right Of  East Kentucky          Armentrout, Martha      Webster    WV      05/31/1991     221     510   1166
                     Wa         Energy Corp. (434)

RW02256001   Easement/Right Of  East Kentucky          Bright, William T       Webster    WV      09/05/1991     222     237   1616
                     Wa         Energy Corp. (434)

RW02249001   Easement/Right Of  East Kentucky          Crosby, Hardy           Webster    WV      04/11/1991     220     620    605
                     Wa         Energy Corp. (434)

RW02254001   Easement/Right Of  East Kentucky          Hall, Melvin            Webster    WV      05/31/1991     221     521   1168
                     Wa         Energy Corp. (434)

RW02251001   Easement/Right Of  East Kentucky          Hoke, Lucille           Webster    WV      05/31/1991     221     533   1171
                     Wa         Energy Corp. (434)

RW02252001   Easement/Right Of  East Kentucky          Mathes, Denver          Webster    WV      05/31/1991     221     529   1170
                     Wa         Energy Corp. (434)

RW02255001   Easement/Right Of  East Kentucky          Short, Victor           Webster    WV      05/31/1991     221     517   1167
                     Wa         Energy Corp. (434)

RW02253001   Easement/Right Of  East Kentucky          Wayne, Mack             Webster    WV      05/31/1991     221     525   1169
                     Wa         Energy Corp. (434)

RW02257001   Easement/Right Of  East Kentucky          Woods, Jesse            Webster    WV      07/18/1991     221     475   1140
                     Wa         Energy Corp. (434)